Exhibit 99.2

Supplemental Operating and Financial Information Fourth Quarter 2004

Table of Contents

Corporate Information

Financial Information
Selected Financial Data
Consolidated Statements of Operations
Same Store Property Results and Analysis
Non-GAAP Financial Measures
Consolidated Balance Sheets
Debt Summary

Portfolio Information
Property Summary
Lease Expiration Information
Other Property Information

Selected Financial Data

Company Overview

AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in selected markets catering to small and medium size businesses. At December 31, 2004, AmeriVest owned 30 properties totaling 2,732,957 square feet located in Colorado, Texas, Arizona and Indiana. The Company’s core portfolio (which excludes assets it owns less than 100% and smaller office buildings primarily leased to the State of Texas) included 16 properties totaling 2,450,854 square feet located in metropolitan Denver, Dallas, Phoenix and Indianapolis.

Strategy

We believe that office space for small to medium size businesses is a large and underserved market. According to a study compiled by the Office of Advocacy of the U.S. Small Business Administration, 89% of all U.S. businesses employed fewer than 20 employees. As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

Small to medium size businesses often have specific needs and limitations that are different from larger businesses. For example, small and medium size businesses generally cannot afford large corporate staffs to manage their office leasing requirements. These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications services and other amenities, but may not have a comparable budget. Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner. The key elements of our strategy include:

Provide a superior, consistent product - We seek to provide a level of amenities for small and medium size businesses in our office properties that usually only larger companies would be able to obtain, such as conference rooms with the latest telecommunication and presentation equipment, and high levels of common area and tenant finish, including well-designed, pre-built move-in ready space.

Simplify the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size customer base through our “no hassle” leasing philosophy which reduces the per lease cost for us and the customer.

Provide a high level of service - With our deliberate focus on small and medium size businesses, we have developed a positive, service-oriented approach specifically tailored for our customer base.

Target select cities - We target cities that have excellent small business growth demographics, where we hope to build meaningful multi-property portfolios over both the near and long term.

As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size businesses. By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers

Name	Position	Initial Date as Director
William T. Atkins	Chief Executive Officer, Director and Chairman of the Board	1999

Charles K. Knight	President, Chief Operating Officer and Director	1999

Kathryn L. Hale	Chief Financial Officer and Secretary	—

John B. Greenman	Chief Investment Officer and Vice President	—

Patrice Derrington	Outside Director	2003

Harry P. Gelles	Outside Director	2000

Alexander S. Hewitt	Director and Vice Chairman	2004

Robert W. Holman, Jr.	Lead Outside Director	2001

John A. Labate	Outside Director	1995

Jerry J. Tepper	Outside Director	2000

Corporate Headquarters	Investor Relations

1780 South Bellaire Street	Kim P. Boswood
Suite 100	(303) 297-1800 x 118
Denver, Colorado 80222	kimb@amvproperties.com
(303) 297-1800

Stock Exchange	Ticker

American Stock Exchange	AMV

Financial Information
Selected Financial Data

As of and for the three months ended
12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
(amounts in thousands, except share, per share and property data)

Operating Data
Real estate operating revenue (1)	$12,644	$11,435	$11,403	$9,594	$8,669
General and administrative expenses	1,348	1,106	984	933	1,171
G&A as a percentage of revenue	10.7%	9.7%	8.6%	9.7%	13.5%

Loss Per Share
Net loss	$(3,678)	$(1,302)	$(548)	$(375)	$(1,251)
Loss per share - basic	(0.15)	(0.05)	(0.02)	(0.02)	(0.07)
Loss per share - diluted	(0.15)	(0.05)	(0.02)	(0.02)	(0.07)

Funds from Operations (FFO) (2)
FFO	$654	$2,351	$2,796	$1,878	$1,317
FFO per share - basic	0.03	0.10	0.12	0.11	0.08
FFO per share - diluted	0.03	0.10	0.12	0.11	0.07

Balance Sheet Data
Net investment in real estate	$330,814	$301,152	$277,569	$259,921	$223,894
Total assets	347,954	317,767	294,877	275,911	240,500
Total liabilities	252,904	216,074	188,824	166,477	170,396
Minority interest	1,580	1,671	1,775	1,836	—
Total stockholders’ equity	93,470	100,022	104,278	107,598	70,104

Common Stock Data
Common shares outstanding	23,982,233	23,948,056	23,928,849	23,859,639	17,401,309
Weighted average shares - basic	23,959,656	23,934,094	23,898,957	17,567,414	17,383,652
Weighted average shares - diluted	24,076,729	24,050,124	24,011,520	17,721,219	17,633,834
Closing share price	$6.40	$6.68	$5.89	$6.75	$7.18
Share price range for period (high - low)	$7.30 -	$6.26	$6.83 -	$5.88	$6.93 -	$5.48	$7.64 -	$6.40	$6.50 -	$7.21

Dividends declared per share	$0.13	$0.13	$0.13	$0.13	$0.13
Annualized dividend yield	8.1%	7.8%	8.8%	7.7%	7.2%
Market value of common equity	$153,486	$159,973	$140,941	$161,053	$124,941
Total liabilities	252,904	216,074	188,824	166,477	170,396
Total market capitalization	$406,390	$376,047	$329,765	$327,530	$295,337

Property Data
Properties owned	30	29	28	27	30
Rentable square feet	2,732,957	2,628,044	2,480,232	2,365,640	2,222,079
Occupancy	88.3%	86.2%	85.1%	84.5%	84.2%

(1) Excludes the revenues of assets classified as held of resale (Texas Bank Buildings - sold March 16, 2004).

(2) See page 6 for a reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures. FFO is not intended to be a measure of cash flow or liquidity. FFO was negatively impacted for the quarter ended December 31, 2004 as a result of an approximately $1.2 million impairment associated with the Texas State Buildings. For FFO purposes, the impairment is not added back to the Company’s net loss as specified by the NAREIT White Paper.

Consolidated Statement of Operations

	Three months ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
Real Estate Operating Revenue
Rental revenue	$12,643,553	$8,669,240	$45,075,225	$28,793,825

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	3,648,818	2,598,197	13,476,493	7,822,693
Real estate taxes	1,719,960	1,292,680	5,829,535	3,639,508
General and administrative expenses	1,347,938	1,170,315	4,370,403	3,526,097
Interest expense	3,820,749	2,430,114	12,443,610	7,747,017
Depreciation and amortization expense	4,423,826	2,513,239	14,387,431	6,892,207
Impairment of investment in real estate	1,160,000	—	1,160,000	1,465,932
Other expense - pursuit costs (1)	323,376	—	323,626	1,650
Total operating expenses	16,444,667	10,004,545	51,991,098	31,095,104

Loss From Continuing Operations	(3,801,114)	(1,335,305)	(6,915,873)	(2,301,279)

Other Income/(Loss)
Interest income	31,621	12,283	87,016	73,470
Equity in loss of affiliate	—	(16,502)	(18,076)	(54,953)
Minority interest (2)	91,034	—	256,246	—
Total other income/(loss)	122,655	(4,219)	325,186	18,517

Loss Before Discontinued Operations	(3,678,459)	(1,339,524)	(6,590,687)	(2,282,762)

Net Earnings from Discontinued Operations	—	87,659	687,735	302,342

Net Loss	$(3,678,459)	$(1,251,865)	$(5,902,952)	$(1,980,420)

Loss Per Share
Basic	$(0.15)	$(0.07)	$(0.26)	$(0.13)
Diluted	$(0.15)	$(0.07)	$(0.26)	$(0.13)

Weighted Average Common Shares Outstanding
Basic	23,959,656	17,383,652	22,348,811	14,686,369
Diluted	23,959,656	17,383,652	22,348,811	14,686,369

Reconcilation to Funds from Operations (FFO): (3)
Net Loss	$(3,678,459)	$(1,251,865)	$(5,902,952)	$(1,980,420)
Depreciation and amortization expense	4,332,521	2,569,314	14,157,113	7,108,783
Gain on sale	—	—	(574,276)	—
FFO	$654,062	$1,317,449	$7,679,885	$5,128,363

Funds from Operations per share - diluted	$0.03	$0.07	$0.34	$0.34

(1) Represents costs which were previously capitalized in connection with anticipated acquisitions. These pursuits were terminated in the fourth quarter of 2004 and all previously capitalized costs associated with these acquisitions were expensed. At December 31, 2004, the Company has no pursuit costs included in its balance sheet.

(2) As a result of adopting FIN 46R, “Consolidation of Variable Interest Entities (VIE)”, the Company consolidated the operations of an entity management identified as a VIE in which the Company is the primary beneficiary. The Company recognizes minority interest equal to third party voting interests on the VIE’s reported earnings or loss.

(3) See page 6.

Same Store Property Results and Analysis

	Three months ended December 31, (1)				Twelve months ended December 31, (2)
	2004	2003	Change	% Change	2004	2003	Change	% Change

Real Estate Operating Revenue
Rental revenue	$7,671,921	$7,644,286	$27,635	0.4%	$19,938,153	$19,834,615	$103,538	0.5%

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	2,168,435	2,177,491	9,056	0.4%	5,334,853	5,007,279	(327,574)	-6.5%
Real estate taxes	944,694	818,573	(126,121)	-15.4%	2,523,671	2,641,773	118,102	4.5%
Total property operating expenses	3,113,129	2,996,064	(117,065)	-3.9%	7,858,524	7,649,052	(209,472)	-2.7%

Net Operating Income (3)	$4,558,792	$4,648,222	$(89,430)	-1.9%	$12,079,629	$12,185,563	$(105,934)	-0.9%

Average rent per sq. foot at December 31,	$20.70	$21.13	$(0.43)	-2.0%	$19.91	$20.84	$(0.93)	-4.5%

Occupancy at December 31,	88.7%	86.2%		2.5%	92.2%	88.9%		3.3%

(1) Includes the following properties, which were operational during the entire three months ended December 31, 2003 and 2004:

Property	Sq Foot
Sheridan Center	139,578
AmeriVest Plaza at Inverness	118,720
Arrowhead Fountains	96,090
Kellogg Building	110,852
Keystone Office Park	114,822
Parkway Centre II	151,968
Centerra	186,582
Chateau Plaza	171,294
Southwest Gas Building	146,048
Financial Plaza	310,838
Total	1,546,792

(2) Includes the following properties, which were operational during the entire twelve months ended December 31, 2003 and 2004:

Property	Sq Foot
Sheridan Center	139,578
AmeriVest Plaza at Inverness	118,720
Arrowhead Fountains	96,090
Kellogg Building	110,852
Parkway Centre II	151,968
Centerra	186,582
Chateau Plaza	171,294
Total	975,084

(3) See page 6 for a reconciliation of Same Store Net Operating Income to Loss from Continuing Operations.

Non-GAAP Financial Measures

Funds from Operations -

Funds from Operations (FFO) is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT) in the October 1999 White Paper (amended in April 2002), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraphs entitled “Non-GAAP Financial Measures” below. The following table reflects the reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures:

Three months ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
(amounts in thousands, except share, per share and property data)

Funds from Operations (FFO) -
Net loss	$(3,678)	$(1,302)	$(548)	$(375)	$(1,252)
Depreciation and amortization expense	4,332	3,653	3,344	2,805	2,546
Share of depreciation and amortization expense of unconsolidated affiliate	—	—	—	22	23
Gain on sale	—	—	—	(574)	—
FFO	$654	$2,351	$2,796	$1,878	$1,317

Loss per share - diluted	$(0.15)	$(0.05)	$(0.02)	$(0.02)	$(0.07)

FFO per share - diluted	$0.03	$0.10	$0.12	$0.11	$0.07

Common Stock Data -
Weighted average shares - diluted	24,076,729	24,050,124	24,011,520	17,721,219	17,633,834

Non-GAAP Financial Measures - Funds from Operations (FFO) is a non-GAAP financial measure.  FFO is defined as net income or loss, computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sale of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because, it facilitates an understanding of the operations performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance.  We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.  FFO does not represent cash generated from operating activities determined by GAAP and should not be considered as an alternative to net income or loss (determined in accordance with GAAP) as an indication of our financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.  FFO may include funds that may not be available for our management’s discretionary use due to requirements to conserve funds for capital expenditures, debt repayments, debt repayments property acquisitions and other commitments and uncertainties.

Same Store Property Net Operating Income -

Net Operating Income (NOI) is defined as rental revenues less property operating expenses. We rely on NOI for assessing property performance. We also believe Same Store Property NOI is a valuable means of comparing period-to-period property performance. The following is a reconciliation of Same Store Property NOI to Loss From Continuing Operations:

		Three months ended December 31,		Twelve months ended December 31,
		2004	2003	2004	2003
		(amounts in thousands)

Same Store Property NOI		$4,559	$4,648	$12,080	$12,186
Non Same Store Property NOI		2,393	130	13,365	5,144
General and administrative expenses		(1,348)	(1,170)	(4,370)	(3,526)
Interest expense		(3,821)	(2,430)	(12,444)	(7,747)
Depreciation and amortization expense		(4,424)	(2,513)	(14,387)	(6,892)
Impairment of investment in real estate		(1,160)	—	(1,160)	(1,466)
Loss from Continuing Operations		$(3,801)	$(1,335)	$(6,916)	$(2,301)

Consolidated Balance Sheets

	December 31, 2004	December 31, 2003

Assets
Investment in real estate -
Land	$58,338,781	$28,838,214
Buildings and improvements	256,128,341	184,519,890
Furniture, fixtures and equipment	1,451,152	799,730
Tenant improvements	15,157,570	6,144,440
Tenant leasing commissions	3,101,178	1,061,160
Intangible assets	23,019,763	11,468,120
Assets - held for sale	—	3,196,877
Less: accumulated depreciation and amortization	(26,383,036)	(12,134,025)
Net investment in real estate	330,813,749	223,894,406

Cash and cash equivalents	1,859,660	1,477,585
Escrow deposits	7,726,652	5,778,427
Investment in affiliate	—	1,364,032
Due from related party	—	3,371,526
Due from affiliate	—	262,347
Accounts receivable, net	671,251	296,377
Deferred rents receivable	3,430,609	1,401,455
Deferred financing costs, net	2,927,696	2,301,043
Prepaid expenses and other assets	524,072	353,264
Total assets	$347,953,689	$240,500,462

Liabilities
Secured mortgage loans and notes payable	$211,729,328	$143,087,936
Unsecured line of credit	24,857,063	15,149,725
Liabilities - held for sale	—	1,296,049
Accounts payable and accrued expenses	4,524,282	2,736,657
Accrued real estate taxes	4,486,712	3,169,183
Prepaid rents, deferred revenue and security deposits	4,190,202	2,694,335
Dividends payable	3,116,130	2,262,170
Total liabilities	252,903,717	170,396,055

Minority Interest	1,580,057	—

Stockholders’ Equity
Preferred stock, $.001 par value
Authorized - 5,000,000 shares
Issued and outstanding - none	—	—

Common stock, $.001 par value
Authorized - 75,000,000 shares
Issued and outstanding - 23,982,233 and 17,401,309 shares, respectively	23,982	17,401
Capital in excess of par value	132,585,840	91,706,371
Distributions in excess of accumulated earnings	(39,139,907)	(21,619,365)
Total stockholders’ equity	93,469,915	70,104,407
Total liabilities and stockholders’ equity	$347,953,689	$240,500,462

Debt Summary

		December 31, 2004			December 31, 2003
Lender	Mortgaged Property	Maturity Date	Principal Balance	Interest Rate (1)	Principal Balance	Interest Rate (1)
Fixed Rate -
Teachers Insurance and Annuity Association of America	AmeriVest Plaza at Inverness	1/10/2006	$14,412,347	7.90%	$14,572,888	7.90%

Greenwich Capital Financial Products	Parkway Centre II Centerra Southwest Gas Building	10/1/2008	38,115,018	5.13%	38,876,849	5.13%

Metropolitan Life Insurance Company	Parkway Centre III	9/10/2009	15,154,645	4.47%	—	—

Allstate Life Insurance Company	Financial Plaza	10/5/2010	24,173,324	5.25%	24,669,760	5.25%

Southern Farm Bureau Life Insurance Company	Scottsdale Norte	4/1/2011	6,568,596	7.90%	6,625,460	7.90%

J. P. Morgan Chase	Hackberry View - 1st	9/1/2012	11,424,345	6.57%	—	—

J. P. Morgan Chase	Hackberry View - 2nd (2)	9/1/2012	967,654	8.00%	—	—

Teachers Insurance and Annuity Association of America	Sheridan Center Arrowhead Fountains Kellogg Building	1/1/2013	28,852,678	7.40%	29,309,686	7.40%

Allstate Life Insurance Company	Camelback - 1st	9/5/2014	15,928,449	5.82%	—	—

Allstate Life Insurance Company	Camelback - 2nd	9/5/2014	4,977,640	5.82%	—	—

Security Life of Denver Insurance Company	Keystone Office Park - 1st	5/1/2022	4,236,333	8.00%	4,334,828	8.00%

Security Life of Denver Insurance Company	Keystone Office Park - 2nd	5/1/2022	474,284	8.63%	485,638	8.63%

GEMSA	Hampton Court	11/1/2007	7,900,000	5.48%	—	—

Transatlantic Capital Company, LLC (3)	Texas State Buildings	8/1/2028	5,579,891	7.66%	5,660,436	7.66%
		Subtotal	$178,765,204	6.14%	$124,535,545	6.39%

Variable Rate -
KeyBank National Association -	Chateau Plaza	11/12/2005	$32,900,000	4.96%	$18,470,020	3.90%
Senior Secured Line of Credit	Greenhill Park

KeyBank National Association -
Unsecured Line of Credit	Unsecured	11/12/2007	24,857,063	5.63%	15,149,725	5.17%
		Subtotal	$57,757,063	5.25%	$33,619,745	4.47%

Other notes payable -
Lease Capital Corporation	Phone system	10/31/2007	64,124	11.11%	82,371	11.11%
		Subtotal	64,124	11.11%	82,371	11.11%
Total debt, excluding “liabilities - held for sale’			$236,586,391	5.92%	$158,237,661	5.98%

Liabilities - held for sale
Jefferson Pilot	Texas Bank Buildings		$—	—	$1,296,049	9.00%
Total including mortgage loan included in ‘liabilities - held for sale’			$236,586,391	5.89%	$159,533,710	6.01%

Scheduled maturities (for the years ended December 31,) -
2005	36,061,458
2006	17,416,022
2007	36,125,664
2008	38,166,576
2009	15,644,670
Thereafter	93,172,001
Total	$236,586,391

Debt information, including ‘liabilites - held for sale’ (for the twelve months ended December 31, 2004) -
Additions	$140,726,910
Repayments	(61,264,964)
Scheduled principal payments	(2,409,265)
Net change in mortgage payable	$77,052,681

(1) Interest only, does not include amortization of deferred financing costs or unused facility fees.

(2) The amount recorded reflects a net present value calculation based on a fair market value rate of 8%. The actual loan balance assumed was $697,847 at an interest rate of 15%.

(3) On March 2, 2005, the Company completed a Deed-in-Lieu Agreement to return these properties to the lender.

Portfolio Information
Property Summary

			December 31, 2004		December 31, 2003
Building / Location	Year Acquired	Rentable Area (1)	Occupancy Rate (2)	Average Rent Per SF (3)	Occupancy Rate (2)	Average Rent Per SF (3)
Same Store -
Southwest Gas Building
Phoenix, AZ	2003	146,048	87.1%	$22.64	80.4%	$22.10

Chateau Plaza
Dallas, TX	2002	171,294	99.5%	23.42	100.0%	22.70

Centerra
Denver, CO	2002	186,582	85.2%	18.09	72.9%	19.89

Parkway Centre II
Plano, TX	2002	151,968	94.8%	19.01	95.4%	20.61

Kellogg Building
Littleton, CO	2001	110,852	93.0%	19.56	85.8%	21.04

Arrowhead Fountains
Peoria, AZ	2001	96,090	100.0%	21.85	100.0%	21.85

AmeriVest Plaza at Inverness
Englewood, CO	2001	118,720	93.9%	21.03	91.3%	23.10

Sheridan Center
Denver, CO	2000	139,578	82.0%	15.94	82.7%	16.36

Keystone Office Park
Indianapolis, IN	1999/2003	114,822	76.8%	17.69	86.4%	17.71

Greenhill Park
Addison, TX	2003	247,264	77.0%	17.71	76.7%	18.84

Scottsdale Norte
Scottsdale, AZ	2003	78,811	94.4%	22.74	80.9%	23.16

Financial Plaza
Mesa, AZ	2003	310,838	83.0%	23.51	80.5%	23.02
	Subtotal	1,872,867	87.4%	$20.44	84.7%	$20.93

2004 Acquisitions -
Hackberry View
Irving, TX	2004	114,598	100.0%	19.78	N/A	N/A

Camelback Lakes
Phoenix, AZ	2004	203,179	98.9%	21.97	N/A	N/A

Parkway Centre III
Plano, TX	2004	152,027	93.8%	20.94	N/A	N/A

Hampton Court
Dallas, TX	2004	108,183	100.0%	21.13	N/A	N/A
	Subtotal	577,987	98.0%	$21.11	N/A	N/A

Joint Ventures -
Panorama Falls (4)
Englewood, CO	2000	59,561	64.8%	19.84	78.0%	19.01
	Subtotal	59,561	64.8%	$19.84	78.0%	$19.01

Non-Core -
Texas Bank Buildings (5)
Texas	1998	N/A	N/A	N/A	100.0%	$15.88

Texas State Buildings (6)
Texas	1997/1998	222,542	77.1%	9.06	76.8%	9.00
	Subtotal	222,542	77.1%	$9.06	81.7%	$10.79
	Total	2,732,957%	88.3	$19.78	84.2%	$19.63

(1) Includes office space but excludes storage, telecommunications and garage space.

(2) Includes approximately 73,000 square feet (2.7% of total rentable area) that has been leased but is not yet occupied and approximately 28,000 square feet (1.0% of total rentable area) that is leased but has been vacated. Excludes approximately 9,000 square feet (0.3% of total rentable area) that expired on or about December 31, 2004.

(3) Annualized cash basis revenue divided by leased area.

(4) 20% of the property is owned by AmeriVest and 80% of the property is owned by one other investor as tenants in common. Beginning March 31, 2004, the balance sheet and results of operations for this joint venture are included in the Company’s consolidated financial statements.

(5) These buildings were sold March 16, 2004.

(6) On March 2, 2005, the Company completed a Deed-in-Lieu Agreement to return these properties to the lender.

Lease Expiration Information

The following schedules detail the tenant (1) lease expirations for our 100%-owned properties (2) at December 31, 2004 in total and by geographic region:

Consolidated

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	112	542,290	10,911,933	23.9%
2006	102	319,957	6,044,542	13.2%
2007	110	460,815	9,370,199	20.5%
2008	63	234,456	4,645,345	10.2%
2009	56	328,665	7,042,497	15.4%
2010	28	262,297	4,853,171	10.6%
2011	10	70,272	1,389,027	3.0%
2012	4	48,185	1,050,633	2.3%
2013	—	—	—	—
2014	2	24,062	320,480	0.7%
2015	3	7,884	109,706	0.2%
Total	490	2,298,883	$45,737,533	100.0%

Denver

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	59	131,091	2,783,771	33.1%
2006	46	65,629	1,173,997	14.0%
2007	46	80,501	1,456,313	17.3%
2008	26	76,332	1,433,640	17.1%
2009	19	44,560	795,196	9.5%
2010	4	12,929	220,421	2.6%
2011	3	11,223	197,196	2.3%
2012	—	—	—	—
2013	—	—	—	—
2014	1	19,798	235,200	2.8%
2015	3	7,884	109,706	1.3%
Total	207	449,947	$8,405,440	100.0%

Phoenix

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	19	101,945	2,291,613	13.6%
2006	27	113,237	2,587,773	15.4%
2007	33	155,561	3,507,098	20.8%
2008	15	52,691	1,218,714	7.2%
2009	21	163,976	3,901,457	23.2%
2010	9	109,717	2,341,045	13.9%
2011	2	19,119	437,497	2.6%
2012	1	24,444	546,610	3.2%
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
Total	127	740,690	$16,831,807	100.0%

Dallas

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	23	220,706	4,961,132	28.4%
2006	16	61,935	1,295,286	7.4%
2007	26	213,698	4,213,590	24.1%
2008	19	100,978	1,917,122	11.0%
2009	11	107,658	2,139,739	12.2%
2010	10	88,723	1,711,667	9.8%
2011	3	31,020	649,671	3.7%
2012	3	23,741	504,023	2.9%
2013	—	—	—	—
2014	1	4,264	85,280	0.5%
2015	—	—	—	—
Total	112	852,723	$17,477,510	100.0%

Indianapolis

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	9	16,789	290,306	20.0%
2006	9	30,358	551,016	37.9%
2007	5	11,055	193,198	13.3%
2008	3	4,455	75,869	5.2%
2009	5	12,471	206,105	14.2%
2010	1	5,343	96,174	6.6%
2011	1	2,400	41,400	2.8%
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
Total	33	82,871	$1,454,068	100.0%

Non-core (4)

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	2	71,759	585,111	37.3%
2006	4	48,798	436,470	27.8%
2007	—	—	—	—
2008	—	—	—	—
2009	—	—	—	—
2010	4	45,585	483,864	30.8%
2011	1	6,510	63,263	4.0%
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
Total	11	172,652	$1,568,708	100.0%

(1) Excludes Kellogg Executive Suite and month-to-month tenants.

(2) Does not include Panorama Falls.

(3) Represents the annual base rent and excludes any adjustments for straight-line rent or expense recoveries.

(4) On March 2, 2005, the Company completed a Deed-in-Lieu Agreement to return these properties to the lender.

Other Property Information

Geographic Distribution

The following chart illustrates the geographic distribution of our 100%-owned core properties (1) by square footage at December 31, 2004:

Portfolio by Lease Size (1)

Lease Size		Occupied Area	% of Occupied Area		Number of Leases	% of Total Leases
2,500 square feet and under		346,510	16.3%		259	54.1%
2,501 to 5,000 square feet		402,911	18.9%		114	23.8%
5,001 to 10,000 square feet		450,805	21.2%		65	13.6%
10,001 to 25,000 square feet		525,880	24.7%		33	6.9%
25,001 to 50,000 square feet		164,145	7.7%		5	1.0%
50,000 square feet and greater		235,980	11.2%		3	0.6%
		2,126,231	100.0%		479	100.0%

Ten Largest Customers

Tenant Name	Tenant Industry	Market	Lease Expiration	Square Feet	Annualized Rent (2)	% of Total Consolidated Annual Revenue (2)
Dean Foods Company	Wholesale trade/manufacturing	Dallas, TX	12/31/05	120,607	2,820,066	6.2%
Southwest Gas Corporation	Energy	Phoenix, AZ	8/31/09	60,046	1,501,150	3.3%
Capstar Radio Operating Co.	Entertainment	Phoenix, AZ	5/31/10	55,327	1,106,540	2.4%
Hewitt Associates L.L.C.	Consulting/business services	Dallas, TX	1/31/10	43,137	938,230	2.1%
First Health Group Corp.	Healthcare	Phoenix, AZ	4/30/05	36,833	791,910	1.7%
Humana Health Plan, Inc.	Healthcare	Phoenix, AZ	3/14/06	29,848	597,830	1.3%
DNA Productions	Computer systems and software	Dallas, TX	6/30/09	28,570	582,131	1.3%
Allied Solutions	Financial services - insurance	Dallas, TX	12/31/09	25,757	450,747	1.0%
Schlumberger Technology Corp.	Energy	Dallas, TX	7/31/07	24,606	472,284	1.0%
Vision Offices Mesa, L.L.C.	Consulting/business services	Phoenix, AZ	10/31/12	24,444	546,610	1.2%
				449,175	9,807,498	21.4%

Tenant Diversification by Industry
The following table categorizes the leased area of our 100%-owned core properties (1) by our tenant’s industry at December 31, 2004:

Wholesale trade and manufacturing	11.0%
Healthcare	10.1%
Consulting and business services	9.8%
Real estate	9.7%
Financial services - advisement and brokerage	7.3%
Financial services - mortgage	6.7%
Financial services - insurance	6.7%
Legal	6.5%
Computer systems and software	6.5%
Energy	5.8%
Travel, entertainment and food service	3.9%
Telecommunications	3.4%
Accounting	2.8%
Financial services - banking	2.6%
Other	7.2%

(1) Does not include the Texas State Buildings or Panorama Falls.

(2) Represents the annual base rent and excludes any adjustments for straight-line rent or expense recoveries.